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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 13, 2006

                                  Neoware, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     000-21240                23-2705700
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification  No.)



3200 Horizon Drive, King of Prussia, Pennsylvania                     19406
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note: This Current Report on Form 8-K/A is being filed to correct the date, which was included in the Company's Current Report on Form 8-K filed on January 12, 2006, of the presentation to be made by Michael Kantrowitz, the Company's Chairman and Chief Executive Officer, at the Needham & Company, LLC Growth Conference.

Item 7.01.  Regulation FD Disclosure

         On January 4, 2006, the Company issued a press release announcing that on Friday, January 13, 2006, Mr. Kantrowitz will be making a presentation at the Needham & Company, LLC Growth Conference. The presentation will include an overview of the Company's strategy, business and products and will be broadcast over the Internet live at www.neoware.com/events/.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    NEOWARE, INC.


Dated: January 13, 2006             By: /S/ Keith D. Schneck,
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                                    Keith D. Schneck, Executive Vice President
                                    and Chief Financial Officer